UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2000

Sears Credit Account Master Trust II
(Exact name of registrant as specified in charter)

Illinois (State of Organization)	0-24776 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

c/o SRFG, Inc. 3711 Kennett Pike Greenville, Delaware (Address of principal executive offices)		19807 (Zip Code)

Registrant's Telephone Number, including area code: (302) 434-3176

Former name, former address and former fiscal year, if changed since last report: Not Applicable

Item 5. Other Events

Series 2000-4. On November 2, 2000, $500,000,000 aggregate principal amount of Floating Rate Class A Master Trust Certificates, Series 2000-4, $40,500,000 aggregate principal amount of Floating Rate Class B Master Trust Certificates, Series 2000-4, and $88,500,000 aggregate principal amount of Class C Master Trust Certificates, Series 2000-4, of the Sears Credit Account Master Trust II (the "Trust") were issued pursuant to the Pooling and Servicing Agreement dated as of July 31, 1994, as amended, among SRFG, Inc. (formerly Sears Receivables Financing Group, Inc.) as Seller ("SRFG"), Sears, Roebuck and Co. as Servicer ("Sears") and Bank One, National Association (formerly The First National Bank of Chicago) as Trustee (the "Trustee") (the "Pooling and Servicing Agreement") as supplemented by the Series Supplement dated as of November 2, 2000, among SRFG as Seller, Sears as Servicer and the Trustee.

(Capitalized terms used herein without definition have the meanings given to them in the Pooling and Servicing Agreement)

Item 7. Financial statements, pro forma financial information and exhibits

EXHIBIT NO.	DESCRIPTION
Exhibit 1.1

Underwriting agreement among Sears, SRFG and J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated as representatives of the several underwriters for the Class A Master Trust Certificates, dated October 25, 2000.

Exhibit 1.2

Underwriting agreement among Sears, SRFG and Merrill Lynch, Pierce, Fenner & Smith Incorporated as representatives of the several underwriters for the Class B Master Trust Certificates, dated October 25, 2000.

Exhibit 1.3

Pricing agreement among Sears, SRFG and J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated on behalf of the underwriters for the Class A Master Trust Certificates, dated October 25, 2000.

Exhibit 1.4	Pricing agreement among Sears, SRFG and Merrill Lynch, Pierce, Fenner & Smith Incorporated as underwriters for the Class B Master Trust Certificates, dated October 25, 2000.
Exhibit 4.1	Series 2000-4 supplement among Sears as Servicer, SRFG as Seller and the Trustee, dated as of November 2, 2000, including the forms of investor certificates.
Exhibit 4.2	Letter of rRepresentations among SRFG, the Trustee and the Depository Trust Company, dated as of November 2, 2000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sears Credit Account Master Trust II (Registrant)

	By:	SRFG, Inc. (Originator of the Trust)

	By:	/s/ George F. Slook
George F. Slook President and Chief Executive Officer
Date: November 15, 2000

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
Exhibit 1.1

Underwriting agreement among Sears, SRFG and J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated as representatives of the several underwriters for the Class A Master Trust Certificates, dated October 25, 2000.

Exhibit 1.2

Underwriting agreement among Sears, SRFG and Merrill Lynch, Pierce, Fenner & Smith Incorporated as representatives of the several underwriters for the Class B Master Trust Certificates, dated October 25, 2000.

Exhibit 1.3

Pricing agreement among Sears, SRFG and J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated on behalf of the underwriters for the Class A Master Trust Certificates, dated October 25, 2000.

Exhibit 1.4	Pricing agreement among Sears, SRFG and Merrill Lynch, Pierce, Fenner & Smith Incorporated as underwriters for the Class B Master Trust Certificates, dated October 25, 2000.
Exhibit 4.1	Series 2000-4 supplement among Sears as Servicer, SRFG as Seller and the Trustee, dated as of November 2, 2000, including the forms of investor certificates.
Exhibit 4.2	Letter of Representations among SRFG, the Trustee and the Depository Trust Company, dated as of November 2, 2000.